                     GRANT OF EXCLUSIVE MANUFACTURING RIGHTS

          THIS AGREEMENT is made as of the 1st day of July, 1993 (the "Agreement"), between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), CORE-MARK INTERNATIONAL INC., a Nevada corporation with offices at 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("Parent"), CORE-MARK INTERRELATED COMPANIES, INC., a California corporation with offices as 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("Licensor"), and C/M PRODUCTS, INC., a California corporation with offices a 395 Oyster Point Boulevard, Suite 415, South San Francisco, California 94080 ("C/M Products").

                             PRELIMINARY STATEMENTS

          A. C/M Products engages in the business of marketing and selling private label brand cigarettes, including cigarettes utilizing the trademarks "BEST BUY-C-" and "BEST BUY AND DESIGN-TM-", as more particularly identified in EXHIBIT A attached hereto (together with all amendments, variations or modifications thereto, the "Trademarks"), which C/M Products licensed pursuant to a license agreement with its corporate affiliate,

Licensor, which owns all right, title and interests to the Trademarks.

          B. Parent, Licensor and C/M Products (together with their respective affiliates, the "Core-Mark Group") desire to grant and convey to Manufacturer exclusive rights to manufacture for the Core-Mark Group any and all proprietary private label brand cigarettes for sale and distribution in the United States for the term of this Agreement, and Manufacturer desires to acquire such exclusive manufacturing rights, on the terms and conditions contained in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I.
                         EXCLUSIVE MANUFACTURING RIGHTS

          Section 1.1 GRANT OF EXCLUSIVE MANUFACTURING RIGHTS. Subject to the terms and provisions of Section 2.1(b), Parent, Licensor and C/M Products, each of them for themselves and for their respective affiliates, successors and assigns (collectively and individually, the "Grantor") do hereby grant, sell, coney, transfer, assign and deliver to Manufacturer, and its successors and assigns, free and clear of all liens, charges, claims, encumbrances or rights or interests of third parties of any nature and description whatsoever, exclusive rights to manufacture for sale and distribution in the United States all and any private label brand cigarettes bearing the Trademarks or any other trademarks or trade names owned or licensed now or hereafter by or to the Grantor in connection with such private label brand cigarettes ("Private Label Products") for a period commencing on and as of the date hereof and continuing until the termination of this Agreement as provided in Section 4.1 hereof.

               [Section 1.2 has been omitted and filed separately
                   with the Commission pursuant to Rule 406.]

                 [This page has been left blank intentionally.]

          Section 1.3 PRE-EXISTING CONTRACTUAL ARRANGEMENT. Manufacturer acknowledges that C/M Products has a pre-existing manufacturing agreement with another tobacco company pursuant to which certain Private Label Products bearing the Trademarks are manufactured for C/M Products for sale to a single account located in California (as and to the extent the same is in effect on the date hereof, the "Pre-existing Agreement"). Manufacturer hereby grants C/M products a license and interest in the exclusive manufacturing rights granted to Manufacturer hereby, for a period equal to the shortest applicable term of the Pre-existing Agreement, to the extent necessary to allow such Pre-existing Agreement to be performed in accordance with its terms and without contravening the terms of this Agreement or infringing upon the right, title and interest of Manufacturer in and to the exclusive manufacturing rights granted to Manufacturer hereby. Manufacturer further agrees that C/M Products' performance of its obligations under the Pre-existing Agreement beyond the shortest applicable termination date, and consistent with its rights under the Pre-existing Agreement, will terminate such agreement at the earliest opportunity; PROVIDED FURTHER that C/M Products shall not be required to terminate or exercise any right to terminate the Pre-existing Agreement with respect to products manufactured thereunder bearing the Trademarks for the single account referenced above so long as such account specifically requires that products bearing the Trademark manufactured for C/M Products be manufactured under the Pre-existing Agreement. C/M Products represents and warrants to Manufacturer that the terms and provisions of this Agreement will not cause a breach by C/M Products of its obligations under the Pre-existing Agreement.

          Section 1.4 OTHER EXCLUSIVE RELATIONSHIPS. None of Parent, Licensor or C/M Products, or any of their respective affiliates, will enter into any agreements, arrangements or understandings with respect to the exclusive distribution within any regional or national geographic area within the United States of any private label brand cigarettes manufactured by any manufacturer other than Manufacturer, and each of such persons hereby represents to Manufacturer that none of such persons is on the date hereof a party to any such agreements, arrangements or understandings. Without limiting the generality of the foregoing and subject to Section 1.3, Parent, Licensor or C/M Products, and their respective affiliates, will only distribute Private Label Products that Manufacturer has declined to manufacture pursuant to the terms of this Agreement. For purposes of this Agreement, Private Label Products shall also include without limitation any private label brand cigarettes for which any member of the Core-Mark Group becomes the exclusive supplier to two or more competing retail customers.

                                   ARTICLE II.

                 MANUFACTURE AND SALE OF PRIVATE LABEL PRODUCTS


          Section 2.1    MANUFACTURING AGREEMENT.

          (a) Simultaneously with the execution of this Agreement, C/M Products and Manufacturer have entered into that certain Manufacturing Agreement for "Best Buy" Cigarettes, dated as of the date hereof, a copy of which is attached hereto as EXHIBIT B.

          (b) Manufacturer shall have the option to enter into a manufacturing and sales agreement, substantially in the form of EXHIBIT C hereto (including, without limitation, Section 1.2 of said EXHIBIT C), with respect to each Private Label Product (other than Private Label Products bearing the Trademarks) now or hereafter during the term of this Agreement sold by or proposed to be sold by, through or on behalf of any member of the Core-Mark Group ("Other Private Label Products") in the United States. The Manufacturer's option with respect to Other Private Label Products shall be exercisable for a period of 45 days following the detailed presentation to Manufacturer by the Core-Mark Group of the requirements (including package and product configuration requirements) for such Other Private Label Product. In the event that Manufacturer declines to exercise its option with respect to Other Private Label Products, or such option expires without having been exercised by Manufacturer, then the Core-Mark Group, or any of them, shall be entitled to have such Other Private Label Product manufactured according to the requirements presented to Manufacturer by another manufacturer of the Core-Mark Group's selection.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES


          Section 3.1 REPRESENTATION AND WARRANTIES OF MANUFACTURER. Manufacturer hereby represents and warrants to C/M Products as follows:

          (a) Manufacturer has the requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder. The execution and performance of this Agreement by Manufacturer has been duly authorized by all necessary corporate action on the part of Manufacturer and will not contravene or violate any agreements or obligations of Manufacturer. This Agreement constitutes the valid and binding obligations of Manufacturer enforceable in accordance with its terms.

          (b) Manufacturer shall comply with all applicable U.S. federal laws relating to the manufacture and packaging of Private Label Products under this Agreement.

          Section 3.2 REPRESENTATIONS AND WARRANTIES OF THE CORE-MARK GROUP. Parent, Licensor and C/M Products each, jointly and severally, hereby represents and warrants to Manufacturer as follows:

          (a) Each of Parent, Licensor and C/M Products has the requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder. The execution and performance of this Agreement by each of Parent, Licensor and C/M Products has been duly authorized by all necessary corporate action on the part of such party and will not contravene or violate any agreements to which any of such party or any member of the Core-Mark Group, as the case may be, is a party. This Agreement constitutes the legal, valid and binding obligations of Parent, Licensor and C/M Products enforceable against Parent, Licensor and C/M Products in accordance with its terms.

          (b) C/M Products has engaged in the business of marketing and selling Private Label Products bearing the

Trademarks pursuant to a valid and effective license to use the Trademarks for such purpose from the Licensor, and Licensor is the legal and beneficial owner of the Trademarks. For the remaining term of this Agreement, C/M Products will maintain its rights to use the Trademarks pursuant to this Agreement as set forth in its license from the Licensor.

          (c) Parent, Licensor and C/M Products shall comply with all applicable laws and regulations concerning the marketing and distribution of the Private Label Products.

                                   ARTICLE IV.

                                   TERMINATION


          Section 4.1    TERM.  Unless earlier terminated pursuant to
Section 4.2 of this Agreement, this Agreement shall continue for an initial term (the "Initial Term") ending on December 31, 1998 and thereafter this Agreement shall continue in effect upon the same terms and conditions for one or more additional one-year periods (each a "Renewal Period") unless, at least ninety
(90) days prior to the end of the Initial Term, or any successive Renewal Period, either party provides the other with written notice of its intent not to renew this Agreement.

          Section 4.2 TERMINATION RIGHTS. Manufacturer shall have the right to terminate this Agreement following the breach by any of Parent, Licensor and C/M Products of any representation or warranty made by Parent, Licensor or C/M Products or of any other term or provision of this Agreement or following the occurrence of any of the following events:

          (a) if any trademark or trade name owned by any member of the Core-Mark Group, including, without limitation, the Trademarks, relating to Private Label Products that are manufactured by Manufacturer, are, directly or indirectly, sold, transferred or assigned to any person not a member of the Core-Mark Group; or

          (b) if the Core-Mark Group, for any reason, shall cease, or shall have made any determination to cease, to be actively engaged in the business of marketing and selling Private Label Products;

          (c)  if the manufacturing agreement entered into pursuant to
Section 2.1(a) or any other manufacturing agreement entered into pursuant to
Section 2.1(b) shall
be terminated pursuant to Section 3.2 of such manufacturing agreement.

          Section 4.3 SURVIVAL. The representations and warranties of Parent, Licensor and C/M Products and Manufacturer made under this Agreement shall survive the termination of this Agreement. The provisions of Sections 1.2(b) and of Article V shall survive the termination of this Agreement as contemplated therein.

                                   ARTICLE V.

                               GENERAL PROVISIONS


          Section 5.1 RELATIONSHIP OF PARTIES. The relationship of the parties is that of independent contractors. Neither party shall in furtherance of this Agreement represent or hold itself out as agent, legal representative, joint venturer, partner, employee or servant of the other. Nothing contained in this Agreement is intended to create, nor should be construed as creating, an association of agent and principal, partners, or joint venturers between the parties, or their affiliates, employees and agents.

          Section 5.2 CONFIDENTIALITY. The parties agree to keep strictly confidential, and not disclose to third parties, any information, either oral or written, concerning the terms of this Agreement and the transactions contemplated herein. Disclosure may be made when required by applicable law (but only to the extent so required). Any party from whom disclosure is required shall notify the other party prior to any such disclosure.

          Section 5.3 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given either upon personal delivery or upon transmission by telecopier or one (1) business day after deposit with an overnight, private courier delivery service, addressed as follows:

Manufacturer:       Philip Morris Incorporated
                    Famous Value Brands Division
                    120 Park Avenue
                    New York, New York  10017
                    Attention:     Director,
                                   National Accounts

Parent,             Core-Mark International Inc.
Licensor or         395 Oyster Point Boulevard, Suit 415
C/M Products:       South San Francisco, California  94080
                    Attention:     President

          Section 5.4 SEVERABILITY. If any provision of this Agreement is determined to be invalid or unenforceable, the provisions shall be deemed to be severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement.

          Section 5.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law provisions thereof).

          Section 5.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, contracts, negotiations and understandings between them. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision. Nothing in this Agreement shall be deemed to limit, modify or otherwise amend the Amended and Restated Trademark License Agreement, dated the date hereof, between Manufacturer and Licensor.

          Section 5.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

FAMOUS VALUE BRANDS, a division
of PHILIP MORRIS INCORPORATED,
a Virginia Corporation



By:       /S/MICHAEL E. SZYMANCZYK
          ------------------------
Its:      Senior Vice President - Sales

Dated: 12/20/93

CORE-MARK INTERNATIONAL INC.



By:       /s/Gary L. Walsh
          ----------------
          Gary L. Walsh
          President

Dated: 12/20/93

C/M PRODUCTS, INC.



By:       /s/Gary L. Walsh
          ----------------
          Gary L. Walsh
          President

Dated: 12/20/93

CORE-MARK INTERRELATED COMPANIES, INC.



By:       /s/Gary L. Walsh
          ----------------
          Gary L. Walsh
          President

Dated: 12/20/93

                                                                       EXHIBIT A


NOTE: Product description, warning notice, UPC symbol and other elements to be modified as appropriate.




                       [Picture of "Best Buy" packaging.]

                                                                       EXHIBIT B


Manufacturing Agreement for "Best Buy" Cigarettes





             [Filed as Exhibit 10.2 to this Registration Statement]

                                                                       Exhibit C

                                                 Form of Manufacturing Agreement
                                                    for Private Label Cigarettes



              MANUFACTURING AGREEMENT FOR PRIVATE LABEL CIGARETTES


          THIS AGREEMENT is made as of the ____ day of _____, 199_ (this "Agreement"), between FAMOUS VALUE BRANDS, a division of PHILIP MORRIS INCORPORATED, a Virginia corporation with offices at 120 Park Avenue, New York, New York 10017 ("Manufacturer"), and ____________________, a __________
corporation with offices at ______________________________ ("Customer").

                             PRELIMINARY STATEMENTS

          A. Customer desires to engage in the business of marketing and selling cigarette products bearing the trademarks __________________________, as more particularly identified in EXHIBIT A attached hereto (together with all amendments, variations or modifications thereto, the "Trademarks") [, pursuant to a license agreement with its corporate affiliate, Core-Mark Interrelated Companies, Inc. ("Licensor"), which owns all rights, title and interests to the Trademarks.]

          B. Manufacturer desires to manufacture and sell, and Customer desires to purchase, on the terms and conditions contained in this Agreement, Customer's requirements for private label brand cigarettes utilizing the Trademarks in the product and packaging configurations currently manufactured by Manufacturer for Customer or otherwise accepted by Manufacturer as described herein (the "Products").

          Now, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                        MANUFACTURE AND SALE OF PRODUCTS

          Section 1.1 PURCHASE OF REQUIREMENTS. Customer agrees to purchase from Manufacturer, and Manufacturer agrees, subject to the terms and conditions of this Agreement, including, without limitation, Section 1.3, to manufacture and sell to Customer, Customer's entire requirements for the Products for all of Customer's outlets, divisions, distributors and affiliates.

               [Section 1.2  has been omitted and filed separately
                   with the Commission pursuant to Rule 406.]

          Section 1.3 FORCE MAJEURE. Manufacturer's obligation to manufacture and deliver the Products under this Agreement shall be to use its reasonable efforts to satisfy the requirements of Customer for the Products, which shall not imply any obligation to incur costs, expenses or liabilities other than usual and customary costs and expenses associated with the manufacture of private label cigarette products consistent with Manufacturer's past experience. Without limiting the generality of the foregoing or other provisions in this Agreement with respect to the limitation of Manufacturer's obligations or liabilities hereunder, Manufacturer shall have no obligation or liability for satisfying the requirements of Customer, and shall have no liability for the consequences of (including without limitation for consequential damages for ) any failure to perform, or default in performing, any of its obligations under this Article I of this Agreement if that failure arises out of, is based upon or results from Force Majeure (as defined below). For purposes of this Agreement, "Force Majeure" shall mean war (whether declared or not); revolution; invasion; insurrection; riot; civil commotion; mob violence; sabotage; blockade; military or usurped power; lightning; serious destruction; explosion; fire; storm; high winds; drought or other shortage of water; flood; earthquake; strike; labor disturbances; acts or restraints of governmental or quasi-governmental authorities; or any act of God beyond the control of Manufacturer. To the extent that a Force Majeure condition or conditions exists which prevents Manufacturer from manufacturing and delivering to Customer its full requirement of the Products, Customer shall have the right to purchase such Products from other manufacturers for so long as Manufacturer is unable to fulfill its obligations under this Agreement.

          Section 1.4 NEW PRODUCT CONFIGURATIONS. In the event that Customer shall desire to market and sell private label brand cigarettes utilizing the Trademarks but in product or package configurations other than those of the Products ("New Products"), customer shall present to Manufacturer detailed specifications with respect to such New Products, whereupon Manufacturer shall have the option exercisable for a period of 45 days to include such New Products within the meaning of the term Products" as used in this Agreement.

               [A sentence has been omitted and filed separately
                   with the Commission pursuant to Rule 406.]

  In the event that Manufacturer elects not to include such New Products within the meaning of "Products" as used in this Agreement, Customer shall be entitled to obtain its requirements for such New Products from a manufacturer other than Manufacturer.

          Section 1.5 TRADEMARK DESIGN MODIFICATIONS. Customer agrees that it will give Manufacturer reasonable prior notice, but in any event not less than 45 days prior notice, of any design modifications or changes to the Trademarks after the date of this Agreement.

               [A sentence has been omitted and filed separately
                   with the Commission pursuant to Rule 406.]

               [Section 1.6 has been omitted and filed separately
                   with the Commission pursuant to Rule 406.]


          Section 1.7 AUTHORIZED DISTRIBUTORS. From time to time customers may enter into agreements with distributors or other persons ("Authorized Distributors") for the distribution and sale of the Products, and upon written notification to Manufacturer by customer, Manufacturer shall sell the Products manufactured by it directly to such Authorized Distributors to satisfy their requirements for the Products on and subject to all the provisions of this Agreement, including without limitation Section 1.2 hereof, with respect to the manufacture and sale of the Products for Customer's and its affiliates' requirements. Nothing contained in this Section 1.7 shall prevent Manufacturer from paying to Customer any

Allowances that may be offered by Manufacturer in connection with sales of Products to Authorized distributors. Without limiting the generality of the foregoing, Manufacturer reserves the right to refuse orders from Authorized Distributors in the event such Authorized Distributors are ineligible to purchase product from Manufacturer based on Manufacturer's then current terms, conditions and requirements, including, without limitation, standard credit terms. Manufacturer shall have no liability or obligation to any authorized Distributor arising out of or based upon this Agreement, and such Authorized Distributors shall not be entitled to reliance upon or the benefit of any of the provisions of this Agreement as a third party beneficiary or otherwise.

                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

          Section 2.1 REPRESENTATIONS AND WARRANTIES OF MANUFACTURER. Manufacturer hereby represents and warrants to Customer as follows:

          (a) Manufacturer has the requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder. The execution and performance of this Agreement by Manufacturer has been duly authorized by all necessary corporate action on the part of Manufacturer and will not contravene or violate any agreements or obligations of Manufacturer. This Agreement constitutes the valid and binding obligations of Manufacturer enforceable in accordance with its term.

          (b) Manufacturer shall comply with all applicable U.S. federal laws relating to the manufacture and packaging of the Products under this Agreement.

          Section 2.2 REPRESENTATIONS AND WARRANTIES OF CUSTOMER. Customer hereby represents and warrants to Manufacturer as follows:

          (a) Customer has the requisite corporate power and authority to enter into this Agreement, and to perform its obligations hereunder. The execution and performance of this Agreement by Customer has been duly authorized by all necessary corporate action on the part of Customer and will not contravene or violate any agreements to which [either] Customer [or Licensor , as the case may be,] is a party. This Agreement constitutes the legal, valid and binding obligations of customer enforceable against Customer in accordance with its terms.

          (b) Customer['s use of the Trademarks has been pursuant to a valid and effective license from Licensor, and Licensor] is the legal and beneficial owner of the Trademarks. For the remaining term of this Agreement, Customer will maintain its rights to use the Trademarks [as set forth in its license from the Licensor].

          (c) If [Licensor or] Customer shall sell, convey or otherwise transfer any or all of their respective rights in, to or relating to the Products, including, without limitation, any right, title or interest in or to the Trademarks, [Licensor and] Customer shall ensure that any such sale, conveyance or other transfer will be subject to and will in no way whatsoever abrogate, limit or modify Manufacturer's rights to manufacture and supply, and the obligation of Core-Mark International Inc., [Licensor] and Customer (together with their respective affiliates, the "Core-Mark Group") to purchase, all the Core-Mark Group's requirements for all the Products pursuant to the terms and conditions of this Agreement.

          (d) Customer shall comply with all applicable laws and regulations concerning the marketing and distribution of the Products.

                                  ARTICLE III.
                                TERM OF AGREEMENT

          Section 3.1    TERM.  Unless earlier terminated pursuant to Section
3.2 hereof, this Agreement shall continue for an initial term ("the Initial Term") of five (5) years following the date of this Agreement. Following the Initial Term, this Agreement shall continue in effect upon the same terms and conditions for one or more additional one-year periods (each a "Renewal Period") unless, at least ninety (90) days prior to the end of the Initial Term, or any successive Renewal Period, either party provides the other with written notice of its intent not to renew this Agreement.


               [Section 3.2 has been omitted and filed separately
                   with the Commission pursuant to Rule 406.]

                 [This page has been left blank intentionally.]

          Section 3.3 OBLIGATION OF CUSTOMER UPON TERMINATION . Upon the termination of this Agreement, Customer shall be obligated to pay to Manufacturer reasonable packaging and unfinished Product inventory costs resulting from such termination. Manufacturer shall furnish Customer with a written accounting of all such costs which shall be due and payable by Customer within thirty (30) days. All finished Product inventory shall be purchased by customer at the then prevailing list prices of Manufacturer and upon the terms and conditions of this Agreement. Notwithstanding the foregoing, Customer shall not be obligated to purchase finished Product inventory hereunder if this Agreement is terminated pursuant to Section 3.2 hereof, but Manufacturer shall be entitled to sell such finished Product inventory to third persons in the ordinary course of its business. The volume of packaging and finished Product inventory which Customer may be required to purchase hereunder shall not be unreasonably large or excessive based on the usual and customary course of dealings among Manufacturer and Customer pursuant to this Agreement.

          Section 3.4 SURVIVAL. The representations and warranties of Customer and Manufacturer made under this Agreement shall survive the termination of this Agreement.

                                   ARTICLE IV.

                               GENERAL PROVISIONS

          Section 4.1    RELATIONSHIP OF PARTIES.  The relationship of the
parties is that of independent contractors.   Neither party shall in furtherance
of this Agreement represent or hold itself out as agent, legal representative, joint venturer, partner, employee or servant of the other . Nothing contained in this Agreement is intended to create, nor should be construed as creating, an association of agent and principal, partners, or joint venturers between the parties, or their affiliates, employees and agents.

          Section 4.2 CONFIDENTIALITY. The parties agree to keep strictly confidential, and not disclose to third parties, any information, either oral or written, concerning the terms of this Agreement and the transactions contemplated herein. Disclosure may be made when required by applicable law (but only to the extent so required). Any party from whom disclosure is required shall notify the other party prior to any such disclosure.

          Section 4.3 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given either upon personal delivery or upon transmission by telecopier or one (1) business day after deposit with an overnight, private courier delivery service, addressed as follows:

Manufacturer:  Philip Morris Incorporated
               Famous Value Bands Division
               120 Park Avenue
               New York, New York, 10017
               Attention:  Director, National Accounts

Customer:      ________________________________
               ________________________________
               ________________________________
               Attention:  President


          Section 9.4 SEVERABILITY. If any provision of this Agreement is determined to be invalid or unenforceable, the provisions shall be deemed to be severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement.

          Section 4.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (other than the choice of law provisions thereof).

          Section 4.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 4.7 ASSIGNABILITY. Either party shall have the right to assign this Agreement and all of its rights and obligations hereunder to any affiliate thereof upon the written consent of the other party, which consent shall not be unreasonably withheld; provided that no such assignment shall relieve the assigning party of its obligations under this Agreement, including, without limitation, in the case of an assignment by Customer's obligation to purchase all of its requirements for Products from Manufacturer; and provided, further, that no such consent shall be effective unless and until the assignee has executed an instrument in favor of the non-assigning party agreeing to be bound by all the term and conditions of this Agreement.
For purposes of this Agreement (whether by operation of law or otherwise), an affiliate of a party hereto is defined as any entity which controls, is controlled by, or is under common control with such party. No other assignments of this Agreement, or of any of the rights hereunder, shall be permitted without the express written consent of the other party, which consent may be withheld in such party's sole and absolute discretion.

          Section 4.8 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Products and supersedes all prior and contemporaneous agreements, contracts, negotiations and understandings between them (other than the Grant of Exclusive manufacturing Rights, dated as of December 1, 1993, between Manufacturer, C/M Products, Inc., and certain of its affiliates). No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

______________________             FAMOUS VALUE BRANDS, a
                                   division of  PHILIP MORRIS
                                   INCORPORATED, a VIRGINIA
                                   corporation

By:  ___________________________   By:  ________________________
     Gary L. Walsh
     President                     Its:  _________________________

Each of the undersigned hereby
agrees and consents to each of the
terms and conditions of this Agreement:

CORE-MARK INTERNATIONAL INC.


By:  ___________________________
     Gary L. Walsh
     President


[CORE-MARK INTERRELATED COMPANIES, INC.


By:  ___________________________
     Gary L. Walsh
     President]


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